UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2009

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 18, 2009, AbitibiBowater Inc. (the "Company") voluntarily provided to certain holders of certain of the Company's indebtedness, unaudited quarterly financial information for (i) Bowater Incorporated and Bowater Newsprint South LLC on a combined basis and (ii) Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC on a combined basis. Each of these entities is a subsidiary of the Company. The subject financial information is furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this report.

The information contained in this Current Report on Form 8−K, including Exhibits 99.1, 99.2, 99.3 and 99.4, is furnished pursuant to Item 7.01 of Form 8−K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein, including the exhibits hereto, the Company makes no admission as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		99.1	Unaudited Financial Information of Bowater Incorporated and Bowater Newsprint South LLC, on a combined basis, as of and for the three month period ended December 31, 2008
		99.2	Unaudited Financial Information of Bowater Incorporated and Bowater Newsprint South LLC, on a combined basis, as of and for the three month period ended March 31, 2009
		99.3	Unaudited Financial Information of Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC, on a combined basis, as of and for the three month period ended December 31, 2008
		99.4	Unaudited Financial Information of Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC, on a combined basis, as of and for the three month period ended March 31, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

	By:	/s/ Jacques P. Vachon
Dated: June 18, 2009		Name: Jacques P. Vachon
Title: Senior Vice-President, Corporate Affairs and Chief Legal Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Unaudited Financial Information of Bowater Incorporated and Bowater Newsprint South LLC, on a combined basis, as of and for the three month period ended December 31, 2008
99.2	Unaudited Financial Information of Bowater Incorporated and Bowater Newsprint South LLC, on a combined basis, as of and for the three month period ended March 31, 2009
99.3	Unaudited Financial Information of Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC, on a combined basis, as of and for the three month period ended December 31, 2008
99.4	Unaudited Financial Information of Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC, on a combined basis, as of and for the three month period ended March 31, 2009

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